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                                                    Exhibit 10(i)













                AMOCO FABRICS AND FIBERS COMPANY

                   HOURLY 401(k) SAVINGS PLAN


                     As Amended and Restated

                   Effective January 1, 1996

























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                AMOCO FABRICS AND FIBERS COMPANY
                   HOURLY 401(k) SAVINGS PLAN

                       TABLE OF CONTENTS


                                                                 Page
I    INTRODUCTION
           1.1   Effective Date .................................   1
           1.2   Compliance with Code and ERISA .................   1
           1.3   Exclusive Benefit of Participants ..............   1
           1.4   Limitation on Rights Created by Plan ...........   1
           1.5   Application of Plan's Terms ....................   2
           1.6   Benefits Not Guaranteed ........................   2

II   DEFINITIONS
           2.1   Affiliated Company .............................   3
           2.2   Amoco ..........................................   3
           2.3   Amoco Corporation ..............................   3
           2.4   Applicable Compensation ........................   3
           2.5   Beneficiary ....................................   4
           2.6   Casual Employee ................................   4
           2.7   Code ...........................................   4
           2.8   Employer .......................................   4
           2.9   Entry Date .....................................   4
           2.10  ERISA ..........................................   4
           2.11  Highly-Compensated Employee ....................   4
           2.12  Hour of Service ................................   6
           2.13  Hourly Employee ................................   6
           2.14  Part-Time Employee .............................   6
           2.15  Participant ....................................   6
           2.16  Plan ...........................................   7
           2.17  Plan Year ......................................   7
           2.18  Pre-Tax Contributions ..........................   7
           2.19  Regular Employee ...............................   7
           2.20  Salaried Employee ..............................   7
           2.21  Spouse .........................................   7
           2.22  Temporary Employee .............................   7
           2.23  Trust Agreement ................................   7
           2.24  Trust Fund .....................................   7
           2.25  Trustee ........................................   7

III  PARTICIPATION
           3.1   Eligible Class .................................   9
           3.2   Participation ..................................  10
           3.3   End of Participation ...........................  10
           3.4   Reentry of Former Participant ..................  10

IV   PRE-TAX CONTRIBUTIONS BY PARTICIPANTS
           4.1   Pre-Tax Contributions ..........................  11
           4.2   Procedure for Pre-Tax Contributions ............  11
           4.3   Collection of Pre-Tax Contributions ............  11
           4.4   Change in Pre-Tax Contributions ................  11
           4.5   401(k) Pre-Tax Contributions Limitation ........  12
           4.6   Maximum Amount of Participant Pre-Tax
                 Contributions...................................  13
           4.7   Direct Rollover Contributions ..................  13

V    COMPANY MATCHING CONTRIBUTIONS
           5.1   Company Matching Contributions .................  15
           5.2   Time of Contribution ...........................  15
           5.3   Section 415 Annual Contribution Limitation .....  15
           5.4   Combined Benefit Limitations ...................  16
           5.5   Limitation on Allocation of Contributions ......  16
           5.6   Allocation of Earnings to Distributions of
                 Excess Contributions ...........................  17
           5.7   Multiple Use of Alternative Limitation .........  17
           5.8   No Interest in Company .........................  18

VI   ACCOUNTS AND CREDITS
           6.1   Establishment of Accounts ......................  19
           6.2   Crediting Participants' Pre-Tax Contributions ..  19
           6.3   Crediting Matching Contributions ...............  19
           6.4   Crediting Rollovers ............................  19
           6.5   Charge to Accounts .............................  19

VII  INVESTMENT FUNDS AND CREDITING INVESTMENT EXPERIENCE
           7.1   Investment Funds ...............................  20
           7.2   Investment Directions and Transfers Among Funds   20
           7.3   Valuation of Assets ............................  21
           7.4   Crediting Investment Experience ................  21

VIII LOANS TO PARTICIPANTS
           8.1   Plan Administrator Shall Administer the Loan
                 Program ........................................  23
           8.2   Availability of Loans ..........................  23
           8.3   Conditions of Loan .............................  23
           8.4   Accounting for Loans ...........................  25

IX   IN-SERVICE WITHDRAWALS
           9.1   Withdrawals From Rollover Account ..............  26
           9.2   Withdrawals From Pre-Tax Contribution Account ..  26
           9.3   Order of Asset Liquidation for All Withdrawals .  27

X    DISTRIBUTIONS
           10.1  Distributions ..................................  28
           10.2  Termination of Employment Prior to Retirement
                 or Death .......................................  28
           10.3  Reemployment ...................................  31
           10.4  $3,500 Cash-Out ................................  31
           10.5  Required Distribution Date .....................  32
           10.6  Distribution Upon Death of a Participant .......  32
           10.7  Rehire Before Distribution .....................  33
           10.8  Waiver of 30-Day Notice ........................  33

XI   DIRECT ROLLOVERS
           11.1  Direct Rollover ................................  34
           11.2  Definitions ....................................  34

XII  AMENDMENT, MERGER AND TERMINATION OF PLAN
           12.1  Amendment of Plan ..............................  36
           12.2  Merger of Plans ................................  36
           12.3  Termination ....................................  36
           12.4  Effect of Termination ..........................  36

XIII NAMED FIDUCIARIES
           13.1  Identity of Named Fiduciaries ..................  38
           13.2  Responsibilities and Authority of Plan
                 Administrator ..................................  38
           13.3  Responsibilities and Authority of Trustee ......  38
           13.4  Responsibilities of Amoco ......................  38
           13.5  Responsibilities Not Shared ....................  38
           13.6  Dual Fiduciary Capacity Permitted ..............  39
           13.7  Actions by Amoco ...............................  39
           13.8  Advice .........................................  39

XIV  PLAN ADMINISTRATOR
           14.1  Appointment ....................................  40
           14.2  Notice to Trustee ..............................  40
           14.3  Administration of Plan .........................  40
           14.4  Reporting and Disclosure .......................  40
           14.5  Records ........................................  40
           14.6  Claims Review Procedure ........................  40
           14.7  Administrative Discretion; Final Authority .....  41

XV   PARTICIPATING EMPLOYERS
           15.1  Adoption by Other Employers ....................  42
           15.2  Designation of Agent ...........................  42
           15.3  Employee Transfers .............................  42
           15.4  Discontinuance of Participation ................  42
           15.5  Participating Employer Contribution for
                 Affiliate ......................................  42

XVI  MISCELLANEOUS
           16.1  Qualified Domestic Relations Orders ............  44
           16.2  Nonalienation of Benefits ......................  44
           16.3  Payment of Minors and Incompetents .............  44
           16.4  Current Address of Payee .......................  44
           16.5  Disputes over Entitlement to Benefits ..........  45
           16.6  Payment of Benefits ............................  45
           16.7  Plan Supplements ...............................  45
           16.8  Rules of Construction ..........................  45
           16.9  Text Controls ..................................  46
           16.10 Applicable State Law ...........................  46
           16.11 Plan Administration Expenses ...................  46
           16.12 Voting and Tendering of Amoco Stock ............  46
           16.13 Action by Company ..............................  47

SUPPLEMENT A
           Special Rules for Top-Heavy Plans .................... A-1




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                           ARTICLE I

                         INTRODUCTION



      1.1   Effective  Date.  Amoco Fabrics  and  Fibers  Company

established  the Amoco Fabrics and Fibers Company 401(k)  Savings

Plan as of January 1, 1994.  The Amoco Fabrics and Fibers Company

401(k) Savings Plan was amended and restated effective August 15,

1994.   Effective January 1, 1996, the Amoco Fabrics  and  Fibers

Company  401(k)  Savings Plan is renamed the  Amoco  Fabrics  and

Fibers  Company Hourly 401(k) Savings Plan (the "Plan"), and  the

Plan is amended and restated as set forth herein.

      1.2   Compliance with Code and ERISA.  This Plan is intended

to qualify as a profit-sharing plan under Code Section 401(a) and a  cash or deferred arrangement under Code Section 401(k).  It is also  intended to comply with the applicable provisions of ERISA.

The Plan will be interpreted in a manner that comports with these intentions.

      1.3   Exclusive Benefit of Participants.  The Plan is for the

exclusive   benefit  of  Participants  and  their  Beneficiaries.

Employer and Participant contributions are made to the Trust Fund for  the  purpose  of  accumulating a fund  for  distribution  to

Participants and their Beneficiaries in accordance with the Plan.

Except  as provided in Section 5.6, no part of the Trust Fund  or any  distribution  therefrom will be  used  for  or  diverted  to purposes other than for the exclusive benefit of Participants and their  Beneficiaries  and defraying the  reasonable  expenses  of administering the Plan and Trust Fund not paid by the Employer.

      1.4   Limitation  on  Rights  Created  by  Plan.   Nothing

appearing  in the Plan will be construed (a) to give  any  person any  benefit,  right  or  interest except as  expressly  provided herein, or (b) to create a contract of employment or to give  any

Employee  the  right to continue as an Employee or to  affect  or modify his terms of employment in any way.

      1.5   Application of Plan's Terms.  The benefits and rights

of  a  Participant and his Beneficiaries under the Plan  will  be determined in accordance with the terms of the Plan that  are  in effect  on the date that contributions on a Participant's  behalf are  made  or  credited to his Accounts or on  the  date  of  the

Participant's   retirement,  death  or   other   termination   of

employment, whichever may be applicable.

      1.6   Benefits Not Guaranteed.  The Employer and the Trustee

do  not  guarantee  the payment of benefits hereunder.   Benefits

will be paid from the assets of the Trust Fund and are limited to the amount of assets therein.

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                           ARTICLE II

                          DEFINITIONS



      This article contains a number of definitions of terms used in  the Plan.  Other terms are defined, explained or clarified in

other   articles.    This  is  done  for  convenience   of   plan

administration.  There is no other significance to  the  location of a definition.

      2.1   "Affiliated Company" means (i) any corporation (foreign

or  domestic) controlled by, controlling or under common  control with Amoco Corporation, by ownership, direct or indirect, of more than eighty percent (80%) of the voting stock thereof, and any of their respective successors in business; (ii) a trade or business which is under common control (as defined in Code Section 414(c))

with Amoco Corporation; (iii) a corporation, partnership or other entity  which, together with Amoco, is a member of an  affiliated service  group (as defined in Code Section 414(m));  or  (iv)  an organization  which  is  required to  be  aggregated  with  Amoco pursuant to regulations promulgated under Code Section 414(o).

      2.2   "Amoco"  means Amoco Fabrics and  Fibers  Company,  a

Delaware Corporation, or its successor.

      2.3  "Amoco Corporation" means Amoco Corporation, an Indiana

Corporation, or its successor.

      2.4   "Applicable Compensation" of a Participant means  his

total salary, wages and commissions, including forms of base  pay delivered in alternative manners such as piecework and payment by mileage  for  drivers;  overtime; shift  differentials;  bonuses,

including  bonuses  in  the  form of  premium  pay  for  services rendered  outside  of  normal working hours  or  conditions;  and variable incentive payments, paid to him for services rendered to an  Employer,  before reduction for any pre-tax contributions  he elected  under  section  4.1 and any Code Section  125  cafeteria plan,  but  excluding any compensation for any year in excess  of

$150,000  (or  such  greater amount as may be determined  by  the

Commissioner of Internal Revenue for that year).

      2.5   "Beneficiary" means a person or persons  (natural  or

otherwise) designated by a Participant in accordance with Section

10.6 (b) to receive any death benefit payable under this Plan, or if there is no such designation, the person (natural or otherwise entitled) to receive any death benefit in accordance with Section

10.6 (c).

      2.6   "Casual Employee" means a person who is employed  for

work  which is irregular or occasional in nature, and  who  works the  schedule of hours (either daily or weekly) in effect at  the place of employment for employees regularly assigned to the  same or similar work.

      2.7   "Code"  means the Internal Revenue Code of  1986,  as

amended  from time to time, or any successor statute  enacted  in its place.

      2.8   "Employer" means Amoco or any successor organization,

and  any  other  entity of Amoco that adopts  the  Plan  for  its

Employees  with the consent of Amoco in accordance  with  Section

15.   The term "Employer" may refer to each Employer individually or to all the Employers collectively, as the context may require.

      2.9   "Entry Date" means the date an Employee is eligible to

participate in the Plan pursuant to Section 3.2 and Section 3.4.

      2.10  "ERISA" means the Employee Retirement Income Security

Act  of  1974,  as  amended from time to time, or  any  successor statute enacted in its place.

      2.11  "Highly-Compensated Employee" means  any  present  or former  employee who, during the current or immediately preceding plan year:

            (a)   was a five percent (5%) owner  of  the

                  company  at  any  time during  the  "determination

                  year" or "look-back year";

            (b)   received  annual compensation  from  a

                  participating Employer of more than $75,000 during

                  the  "look-back year" (or such greater  amount  as

                  may  be determined by the Commissioner of Internal

                  Revenue for that year);

            (c)   received annual compensation during the

                  "look-back year" from a participating Employer  of

                  more  than $50,000 (or such greater amount as  may

                  be  determined  by  the Commissioner  of  Internal

                  Revenue  for  that year) and was in  the  top-paid

                  twenty percent (20%) of the employees; or

            (d)   was  an  officer  of  a  participating

                  Employer  during  the "look-back  year"  receiving

                  annual  compensation greater  than  fifty  percent

                  (50%)  of  the limitation in effect under  Section

                  415(b)(1)(A)   of  the  Internal   Revenue   Code;

                  provided,  that for purposes of this  subparagraph

                  (d), no more than 50 employees of the company  (or

                  if  lesser,  the  greater of 3  employees  or  ten

                  percent  (10%) of the employees) shall be  treated

                  as officers.

For  purposes  of  subsection 2.11, 4.5 and  5.5,  an  employee's compensation  means  his  total cash  compensation  for  services rendered  to a participating Employer as an employee,  determined in accordance with Section 415(c)(3) of the Internal Revenue Code

and   the   regulations   thereunder,   but   including   Pre-Tax

Contributions he had elected under subsection 4.1  and  any  Code

Section 125 cafeteria plan.

      The term highly-compensated employee also includes employees who  are  both described in the preceding sentence  if  the  term

"determination year" is substituted for the term "look-back year"

and  the  employee is one of the 100 employees who  received  the most  compensation  from  a  participating  Employer  during  the determination year.  The "look-back year" shall be  the  calendar year  ending  with or within the Plan Year for which  testing  is being  performed,  and the "determination year"  (if  applicable)

shall  be  the period of time, if any, which extends  beyond  the

"look-back  year" and ends on the last day of the Plan  Year  for which testing is being performed (the "lag period").  If the "lag period"  is  less  than twelve months long, the dollar  threshold amounts  specified in this section shall be prorated  based  upon the number of months in the "lag period".

      If an employee is, during a determination year or look-back year, a family member of either a five percent (5%) owner who  is an active or former employee or a highly-compensated employee who is  one of the 10 most highly-compensated employees ranked on the basis of compensation paid by the employer during such year, then the  family  member  and the five percent (5%)  owner  or  top-10 highly-compensated employee shall be aggregated.  In  such  case,

the  family member and five percent (5%) owner or top-10  highly-

compensated  employee  shall  be treated  as  a  single  employee receiving  compensation and plan contributions or benefits  equal to  the sum of such compensation and contributions or benefits of the  family member and five percent (5%) owner or top-10  highly-

compensated  employee.   For purposes  of  this  section,  family

member includes the spouse, lineal ascendants and descendants  of the  employee or former employee and the spouses of  such  lineal ascendants and descendants.

      2.12  "Hour  of  Service," for purposes of  determining  an

Employee's eligibility to participate under Section 3.2 and  Year of  Vesting  Service under Section 10.2 (b), means any  hour  for which  an  Employee  is compensated by an Employer,  directly  or indirectly,  or is entitled to compensation from an Employer  for the  performance  of  duties  and  for  reasons  other  than  the performance  of duties, and each previously uncredited  hour  for which  back  pay  has been awarded or agreed to by  an  Employer,

irrespective of mitigation of damages.  Hours of Service shall be credited  to  the period for which duties are performed  (or  for which  payment is made if no duties were performed), except  that

Hours of Service for which back pay is awarded or agreed to by an

Employer  shall be credited to the period to which the  back  pay award  or  agreement pertains.  The rules for crediting Hours  of

Service set forth in paragraphs (b) and (c) of Section 2530.200b-

2   of  Department  of  Labor  regulations  are  incorporated  by

reference.   References  in this section  to  an  Employer  shall

include  any  affiliated  or  related  corporation  which  is   a

controlled group member as defined in the Code.

      2.13  "Hourly Employee" means a person who is compensated on the basis of an hourly rate or rates of pay.

      2.14  "Part-Time Employee" means a person who is employed for work  which  is irregular or occasional in nature and  who  works less  than  the  schedule of hours (either daily  or  weekly)  in effect  at  the  place  of  employment  for  employees  regularly assigned to the same or similar work.

      2.15  "Participant" means an Employee  or  former  Employee whose participation in the Plan has begun and has not yet ended.

      2.16  "Plan"  means  the Amoco Fabrics and  Fibers  Company

Employee Savings Plan, as set forth in this Plan document, and as it may be amended from time to time.

      2.17  "Plan  Year" means the 12-month period  beginning  on

January 1 and ending on the next following December 31.

      2.18  "Pre-Tax  Contributions" means  contributions  by  an

Employer  on behalf of a Participant in the amount equal  to  the amount  such  Participant  elects,  in  writing  filed  with  his

Employer,  which  reduces  his compensation  subject  to  federal income taxation.

      2.19  "Regular Employee" means a person who is assigned to a position  which requires full-time service as determined  by  his

Employer,  which  is  established to fill  regular  and  ordinary employment requirements, and which is expected to continue for an indefinite period of time.

      2.20  "Salaried Employee" means a person who is principally compensated on the basis of a monthly or annual rate of pay.

      2.21  "Spouse"  means the person to whom a  Participant  is lawfully  married  (under  the law of  the  state  in  which  the

Participant resides).

      2.22  "Temporary Employee" means a person who is assigned to a  position which requires full-time service as determined by his

Employer,  which  is established due to an unusual  circumstance,

and  which will continue for a specific period of time  or  until the occurrence of a specified event such as the return to work of a  regular employee or the completion of a special assignment  or project.

      2.23  "Trust  Agreement" means the instrument  executed  by

Amoco  and the Trustee, as amended from time to time, fixing  the rights  and  responsibilities of each party with respect  to  the holding, investment and administration of the Trust Fund.

      2.24  "Trust Fund" means the property held by the Trustee for the purposes of the Plan.

      2.25  "Trustee" means the person, individual or corporation,

serving  as  sole trustee, or the persons serving as co-trustees,

at  any  time under the terms of the Trust Agreement.  Copies  of the Plan and Trust Agreement, and any amendments thereto, will be on file at Amoco Corporation at 200 East Randolph Drive, Chicago,

Illinois 60601, where they may be examined by any participant  or other person entitled to benefits under the Plan.  The provisions of  and  benefits  under the Plan are subject to  the  terms  and provisions of the Trust Agreement.

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
                         ARTICLE III

                        PARTICIPATION



      3.1   Eligible Class.  Each Hourly Employee employed  by  a

participating  Employer  is  in the eligible  class,  except  the following:

      (a) Hourly Employees included in a unit of Employees covered by  a  collective bargaining agreement between the  employer  and

Employee representatives, if retirement benefits were the subject of  good  faith  bargaining and if two percent  or  less  of  the

employees  who  are  covered  pursuant  to  that  agreement   are

professionals  as defined in section 1.410(b)-9 of  the  Internal

Revenue   Service  regulations.   For  this  purpose,  the   term

"Employee representatives" does not include any organization more than  half  of  whose  members  are  Employees  who  are  owners,

officers, or executives of the employer.

      (b) Hourly Employees who are nonresident aliens (within the meaning of Code Section 7701(b)(1)(B)) and who receive no  earned income  (within the meaning of Code Section 911(d)(2))  from  the employer which constitutes income from sources within the  United

States (within the meaning of Code Section 861(a)(3)).

      (c)  Hourly Employees who are leased employees (as  defined

below).   A  "leased employee" means any person  who  is  not  an

employee  of  a  participating Employer,  but  who  has  provided services  to  a  participating Employer  of  a  type  which  have historically  (within  the  business  field  of  a  participating

Employer)  been  provided by employees, on a substantially  full-

time  basis  for  a period of at least one year, pursuant  to  an

agreement   between  a  participating  Employer  and  a   leasing

organization.  The period during which a leased employee performs services for a participating Employer shall be taken into account for  purposes  of  subsection 3.2 and 10.2 of the  Plan  if  such leased  employee becomes an employee of a participating Employer;

unless  (i)  such  leased employee is a participant  in  a  money purchase  pension  plan  maintained by the  leasing  organization which provides a non-integrated employer contribution rate of  at least  ten percent (10%) of compensation, immediate participation for all employees and full and immediate vesting, and (ii) leased employees do not constitute more than twenty percent (20%)  of  a participating Employer's nonhighly compensated workforce.

      3.2   Participation.  Participation in the Plan is voluntary

and  no Hourly Employee will be required to participate.  Subject to  the  conditions  and  limitations of the  Plan,  each  Hourly

Employee of a participating Employer who is a Participant in  the

Plan  (or eligible to participate) immediately preceding  January

1,  1996, will continue as a Participant in the Plan on and after that  date.  Each Hourly Employee in the Eligible Class  will  be

eligible  to  participate as follows.   A  Regular  or  Temporary

Employee  in  the Eligible Class will be eligible to  participate starting as soon as administratively practicable after the  first day his employment commences with his Employer.  A Casual or Part-

Time  Employee  in  the  Eligible  Class  will  be  eligible   to

participate  as soon as administratively practicable   after  the

first  day of his payroll cycle starting immediately after he  is credited  with  1,000  Hours of Service within  the  fiscal  year commencing  with his date of hire or, if he fails  to  meet  that requirement,  as soon as administratively practicable  after  the first  day of his payroll cycle starting immediately after he  is credited  with 1,000 Hours of Service within any succeeding  Plan

Year.

      3.3   End  of  Participation.   A  Participant's   active

participation  in the Plan will end upon the termination  of  his service  as  an  Hourly Employee in the Eligible  Class  for  any

reason.  A Participant's participation in the Plan will end  when he has no further interest under the Plan.

      3.4   Reentry of Former Participant.  A former  Participant

who  terminates his service with his Employer and who returns  to service  as an Hourly Employee in the Eligible Class will  become an  active Participant on his date of rehire and will be eligible to  make Pre-Tax Contributions starting on the first date of  his payroll cycle, of the calendar month, starting immediately on  or after his date of rehire.

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                            ARTICLE IV

               PRE-TAX CONTRIBUTIONS BY PARTICIPANTS



      4.1   Pre-Tax Contributions.  Under the terms stated below,

and  subject  to  any  limitations  contained  in  the  Plan,   a

Participant may elect to make Pre-Tax Contributions to  the  Plan in  integral  percentages of his Applicable Compensation  from  a minimum of one percent to a maximum of sixteen percent (16%).

      4.2   Procedure for Pre-Tax Contributions.  A Participant who

wishes  to  make  Pre-Tax  Contributions  must  notify  the  Plan

Administrator and specify the amount of his Pre-Tax Contributions and  provide such other information as the Plan Administrator may

require.   A Participant will be given the opportunity  to  elect

Pre-Tax  Contributions beginning on the first  date  when  he  is eligible to participate in the Plan pursuant to Article III.  His

Pre-Tax  Contributions will begin on such date provided he  gives the Plan Administrator advance notice in the manner prescribed by

the   Plan  Administrator  by  the  date  required  by  the  Plan

Administrator.   If  the  Participant declines  to  make  Pre-Tax

Contributions  initially, he may elect to  begin  making  Pre-Tax

Contributions  as  of  the first day of  any  of  his  subsequent payroll  cycles,  of the applicable calendar month,  provided  he notifies the Plan Administrator by the date required by the  Plan

Administrator.

      4.3   Collection of Pre-Tax Contributions.  The Employer will

collect   Participants'  Pre-Tax  Contributions   using   payroll

procedures.   A  Participant's  Pre-Tax  Contributions  shall  be

deducted  by  his Employer from his compensation at the  time  of payment of such compensation.  Amounts so deducted (or by which a

Participant's   compensation  has  been  so  reduced)   for   any

accounting period under the Plan shall be paid to the trustee  as soon  as  practicable thereafter, but no later than  thirty  days after the accounting date which ends that accounting period.

      4.4   Change in Pre-Tax Contributions.

            (a)  Increase or Reduction.  A Participant making Pre-

Tax  Contributions may increase or reduce the rate of his Pre-Tax

Contributions to any higher or lower rate he elects  (subject  to the  limitations  stated in Section 4.1) by  notifying  the  Plan

Administrator  once a calendar month.  The new rate  will  become effective with his first payroll cycle of the applicable calendar month after the Plan Administrator has been notified.

            (b)  Suspension.  A Participant may suspend his Pre-Tax

Contributions   by   notifying  the  Plan   Administrator.    The

suspension  of  Pre-Tax Contributions will become effective  with his  first  payroll cycle of the applicable calendar month  after notifying the Plan Administrator.

            (c)  Resumption.  A Participant who suspended his Pre-

Tax  Contributions may resume such contributions on the first day of  his  payroll  cycle  of the applicable calendar  month  after notifying the Plan Administrator by the date required by the Plan

Administrator.

            (d)  Plan Administrator Rules.  The Plan Administrator

may establish such rules and procedures for Pre-Tax Contributions as  the  Plan  Administrator deems necessary  for  the  efficient administration of the Plan.

      4.5   401(k)    Pre-Tax    Contributions    Limitation.

Notwithstanding the foregoing provisions of this Section 4, in no event  shall  the average deferral percentage (as defined  below)

for  any  Plan Year of the highly compensated employees  who  are

Plan Participants exceed the greater of:

            (a)  the average deferral percentage of  all

                 other  Participants for such Plan Year  multiplied

                 by 1.25; or

            (b)  the average deferral percentage of  all

                 other  Participants for such Plan Year  multiplied

                 by   2.0;   provided  that  the  average  deferral

                 percentage  of  such highly compensated  employees

                 does not exceed that of all other Participants  by

                 more than 2 percentage points.

The  "average deferral percentage" of a group of Participants for

a   Plan  Year  means  the  average  of  the  ratios  (determined separately for each Participant in such group to the nearest one-

hundredth of one percent) of: (i) the Pre-Tax Contributions  made by such Participant for such Plan Year; to (ii) the Participant's compensation (as defined in subsection 2.11) for such Plan  Year.

For  purposes  of  this subsection 4.5, a Participant  means  any employee  who is eligible to make contributions under  the  Plan.

The   Pre-Tax   Contributions  made  by  the  highly  compensated

employees  will  be  reduced (in the order of their  contribution percentages beginning with the highest percentage) to the  extent

necessary to meet the requirements of this subsection  4.5.   If,

because  of  the foregoing limitations, a portion of the  Pre-Tax

Contributions made by a highly compensated employee  may  not  be credited  to his account for a Plan Year, such portion  (and  the earnings  thereon) shall be distributed to such  employee  within two and one-half months after the end of that Plan Year.

      4.6   Maximum  Amount of Participant Pre-Tax Contributions.

In  no  event  shall  the amount of Pre-Tax  Contributions  by  a

Participant for any calendar year exceed $9,500 (or such  greater amount  as  may  be  determined by the Commissioner  of  Internal

Revenue  for  that calendar year).  If, because of the  foregoing limitation,  a  portion of the Pre-Tax Contributions  made  by  a

Participant  may not be credited to his account  for  a  calendar

year,   such  portion  (and  the  earnings  thereon)   shall   be

distributed  to  the  Participant by April 15  of  the  following calendar year.

      4.7   Direct Rollover Contributions.

            (a)   With the approval of the Plan Administrator,  an

Hourly   Employee   may   make  a  direct   rollover   ("Rollover

Contribution") to the Plan in cash in an amount which constitutes all or part of an "Eligible Rollover Distribution" (as defined in

Section  401(a)(31)(C)  of  the Code) from  a  qualified  defined benefit  and/or defined contribution plan (except a "Keogh"  plan and/or an Individual Retirement Account) as defined in the  Code.

However, a direct rollover to this Plan of accumulated deductible employee  contributions  made under  another  plan  will  not  be permitted,  and a direct or indirect transfer to this  Plan  from another  qualified plan will not be permitted  if  such  transfer would subject this Plan to the qualified joint and survivor rules of Code Section 401(a)(11).

            (b)   The  Employer,  the Plan Administrator  and  the

Trustee have no responsibility for determining the propriety  of,

proper amount or time of, or status as a tax-free transaction of,

any transfer under subsection (a) above.

            (c)   The  Plan  Administrator  shall  develop   such

procedures,  and  may  require  such  information  from  an   the

individual  who  is requesting to make a direct rollover  to  the

Plan,  as  necessary or desirable in order to determine that  the proposed rollover will meet the requirements of this Section 4.7.

            (d)   A direct rollover will be credited to a separate

Rollover  Account  in  the  name of the Participant  making  such

Rollover Contribution.  Such account shall be 100% vested in  the

Participant.

            (e)   The  Plan  Administrator in its  discretion  may

direct the return to the Participant of any Rollover Contribution to  the extent the Plan Administrator determines that such return may  be  necessary to insure the continued qualification of  this

Plan under Section 401(a) of the Code or that the holding of such

Rollover Contributions would be administratively burdensome.

                              ARTICLE   V

                   COMPANY MATCHING CONTRIBUTIONS



      5.1   Company Matching Contributions.  For each Plan Year the

Employer  will  make  a matching contribution ("Company  Matching

Contributions") on behalf of each Participant who  makes  Pre-Tax

Contributions  during  such  Plan Year  in  accordance  with  the

following  schedule.   For each Plan Year  the  Company  Matching

Contributions made on behalf of each Participant will equal fifty

percent   (50%)   of  the  sum  of  such  Participant's   Pre-Tax

Contributions which are equal to or less than six  percent   (6%)

of such Participant's Applicable Compensation.

      5.2   Time of Contribution.  The Employer will make Company

Matching Contributions under Section 5.1 to the Trustee  in  cash and  will normally make such contributions as soon as practicable after each payroll cycle.  In any event, such contributions  will be  made, without interest, to the Trustee no later than the  due date  (including  extensions) for filing the  Employer's  federal income tax return for such year.

      5.3   Section 415 Annual Contribution Limitation.

            (a)  Notwithstanding anything contained herein to  the

contrary, the annual additions (Pre-Tax Contributions and Company

Matching Contributions) to a Participant's Accounts for each Plan

Year  (which  will  be the limitation year for purposes  of  Code

Section  415)  may  not  exceed the lesser  of  (i)  $30,000,  as adjusted  periodically for cost-of-living changes  in  accordance with Code Section 415 and regulations thereunder, or (ii) twenty-

five percent (25%) of his total Code Section 415 compensation for

such  Plan  Year.   "Code  Section  415  compensation"  means   a

Participant's compensation for services rendered to  an  Employer as an employee determined in accordance with Section 415(c)(3) of the Code and the regulations thereunder.

            (b)   Annual additions to a Participant's Account  for

any  Plan Year means the sum of the annual additions (as  defined

in   Code   Section   415(c)(2))  under  all  qualified   defined

contribution plans maintained by Amoco or any Affiliated Company.

            (c)   If  the  foregoing  limit  is  applicable  to  a

Participant for a Plan Year, the Plan Administrator shall  reduce the  annual additions to such Participants' Accounts by returning contributions in the following order of priority:

                  (i)  the Pre-Tax Contributions made on behalf  of

the Participant under this Plan; and

                  (ii)  the Company Matching Contributions made  on

behalf of the Participant under this Plan.

      5.4   Combined Benefit Limitations.  If a Participant in this

Plan  also  is a Participant in a defined benefit plan maintained by  Amoco or a member of Amoco Corporation's controlled group  of corporations,  the aggregate benefits payable to, or  on  account of,  him  under  both  plans  will  be  determined  in  a  manner consistent with Section 415 of the Code and Section 1106  of  the

Tax  Reform  Act of 1986.  Accordingly, there will be  determined with  respect  to  the  Participant a defined  contribution  plan fraction  and a defined benefit plan fraction in accordance  with said  Sections  415  and  1106.  The benefits  provided  for  the

Participant  under the defined benefit plan will be  adjusted  to the extent necessary so that the sum of such fractions determined with respect to the Participant does not exceed 1.0.

      5.5   Limitation   on   Allocation   of   Contributions.

Notwithstanding the foregoing provisions of this Section 5, in no event shall the contribution percentage (as defined below) of the highly  compensate  employees who are Plan Participants  for  any

Plan Year exceed the greater of:

            (a)  the contribution percentage of all other

                 Participants  for  such Plan  Year  multiplied  by

                 1.25; or

            (b)  the contribution percentage of all other

                 Participants for such Plan Year multiplied by 2.0;

                 provided that the contribution percentage  of  the

                 highly  compensate employees does not exceed  that

                 of   all   other  Participants  by  more  than   2

                 percentage points.

The  "contribution percentage" of a group of Participants  for  a

Plan  Year means the average of the ratios (determined separately for  each Participant in such group) of:  (i) the sum of  company

matching   contributions  for  such  Plan  Year;  to   (ii)   the

Participant's  compensation (as defined in  subsection  2.4)  for

such  Plan  Year.   For  purposes  of  this  subsection  5.5,   a

Participant means any employee who is eligible to receive company

matching   contributions.   The  company  matching  contributions

allocated to the highly compensated employees will be reduced (in the  order of their contribution percentages beginning  with  the

highest   percentage)  to  the  extent  necessary  to  meet   the

requirements  of this subsection.  If, because of  the  foregoing limitations, a portion of the matching contributions allocated to a  highly compensated employee may not be credited to his account for a Plan Year, such portion (and the earnings thereon) shall be distributed to such employee within two and one-half months after the end of that Plan Year.

      5.6   Allocation  of  Earnings to Distributions  of  Excess

Contributions.  The earnings allocable to distributions  of  Pre-

Tax Contributions exceeding the limits of subsection 4.5 and Pre-

Tax Contributions exceeding the limits of subsection 4.6 shall be determined  by  multiplying  the  earnings  attributable  to  the

Participant's Pre-Tax Contributions for the year by  a  fraction,

the  numerator of which is the applicable excess amount, and  the denominator of which is the balance in the appropriate account of the Participant on the last day of such year reduced by gains (or increased  by losses) attributable to such account for the  year.

The  earnings as so determined shall be increased by ten  percent

(10%) thereof for each month (or portion thereof in excess of  15 days) between the end of the year and the date of distribution.

      5.7   Multiple Use of Alternative Limitation.  In accordance

with  Treasury  regulation 1.401(m)-2(c),  multiple  use  of  the alternative limitation which occurs as a result of testing  under the  limitations  described in subsections 4.5 and  5.5  will  be corrected in the manner described in Treasury Regulation 1.401(m)-

1(e).  The term "alternative limitation" as used above means  the alternative methods of compliance with Sections 401(k) and 401(m)

of  the  Code  contained  in  Sections  401(k)(3)(A)(ii)(II)  and

401(m)(2)(A)(ii) thereof, respectively.

      5.8   No Interest in Company.  A Participating Employer shall

have no right, title or interest in the trust fund, nor shall any part  of  the  trust fund revert or be repaid to a  Participating

Employer, directly or indirectly, unless:

            (a)   the Internal Revenue Service initially

                  determines  that  the  Plan  does  not  meet   the

                  requirements  of Section 401(a) of  the  Code,  in

                  which event the contributions made to the Plan  by

                  a  Participating Employer shall be returned to  it

                  within one year after such adverse determination;

            (b)   a   contribution  is   made   by   a

                  Participating Employer by mistake of fact and such

                  contribution  is  returned  to  the  Participating

                  Employer  within  one year after  payment  to  the

                  trustee; or

            (c)   a  contribution  conditioned  on  the

                  deductibility thereof is disallowed as an  expense

                  for   federal   income  tax  purposes   and   such

                  contribution   (to  the  extent   disallowed)   is

                  returned  to a Participating Employer  within  one

                  year after the disallowance of the deduction.

Contributions  may  be  returned  to  a  Participating   Employer

pursuant  to  the  subparagraph  (a)  above  only  if  they   are

conditioned  upon  initial qualification  of  the  Plan,  and  an application for determination was made by the time prescribed  by law  for filing Amoco's Federal income tax return for the taxable year  in  which the Plan was adopted (or such later date  as  the

Secretary  of  the Treasury may prescribe).  The  amount  of  any contribution  that  may  be returned to a Participating  Employer pursuant to subparagraph (b) or (c) above must be reduced by  any portion thereof previously distributed from the trust fund and by any  losses of the trust fund allocable thereto, and in no  event may  the  return  of  such contribution cause  any  Participant's account balances to be less than the amount of such balances  had the contribution not been made under the Plan.

                           ARTICLE VI

                      ACCOUNTS AND CREDITS



      6.1   Establishment of Accounts.  The Plan Administrator will

establish  and maintain in the name of each Participant  such  of the following accounts as are appropriate for the Participant:

            (a)  Pre-Tax Contribution Account;

            (b)  Company Contribution Account; and

            (c)  Rollover Account.

Credit  and charges to such Accounts will be made as provided  in

the   Plan.   A  Participant  is  100%  vested  in  his   Pre-Tax

Contributions Account and Rollover Account at all times.

      6.2   Crediting Participants' Pre-Tax Contributions.  Pre-Tax

Contributions made by a Participant for a payroll cycle  will  be credited to such Participant's Accounts as of the Valuation  Date

(as  defined in Section 7.3) (as soon as practicable) immediately following receipt thereof by the Trustee.

      6.3   Crediting  Matching Contributions.  Company  Matching

Contributions  made pursuant to Section 5.1 for a  payroll  cycle will  be  credited to the Company Contribution Account  of  those

Participants entitled to a Company Matching Contribution for such payroll  cycle as of the Valuation Date (as soon as  practicable)

immediately following receipt thereof by the Trustee.

      6.4   Crediting Rollovers.  Rollovers will be credited to the

Participant's Rollover Account as of the Valuation Date (as  soon as  practicable)  immediately following receipt  thereof  by  the

Trustee.

      6.5   Charge to Accounts.  Any amount distributed, paid  or

withdrawn from an Account will be charged against such Account as of  the  Valuation  Date  on which the distribution,  payment  or withdrawal occurs.

                           ARTICLE  VII

      INVESTMENT FUNDS AND CREDITING INVESTMENT EXPERIENCE



      7.1   Investment Funds.  The Trustee will separate the Trust

Fund into four Investment Funds as follows:

            (a)  Amoco Stock Fund

            (b)  Money Market Fund

            (c)  Equity Index Fund

            (d)  Balanced Fund

      The  Plan Administrator will maintain records which reflect the portion of each Account of a Participant that is invested  in each separate Investment Fund.  The existence of such records and of  Participants' Accounts will not be deemed to give any  person any right, title or interest in or to any specific assets or part of the Trust Fund or any separate Investment Fund.

      7.2   Investment Directions and Transfers Among Funds.

            (a)   Investment  of Accounts.  Each  Participant  may

direct  the  separate  Investment Fund  or  Funds  in  which  his

Accounts  will be invested.  Once a calendar month, a Participant may direct investment of his Pre-Tax Contributions to his Account entirely  in one Investment Fund or in a combination  of  two  or more of the Investment Funds, provided that combinations must  be

specified   in  five  percent  (5%)  increments  and  the   total

combinations  must  equal 100%.  Company  Matching  Contributions will be invested initially in the Amoco Stock Fund.

           In addition, once a calendar month the Participant may

direct transfers among the Investment Funds, so that his Accounts are  invested entirely in one Investment Fund or in a combination

of   two   or  more  of  the  Investment  Funds,  provided   that

combinations  must be specified in five percent  (5%)  increments and the total combinations must equal 100%.

           The  Participant's change in investment  direction  or

transfer of assets among Investment Funds shall be effective  the first day of the first full payroll cycle following the election.

           The Participant will have sole responsibility for  the

investment of his Accounts and for transfers among the  available

Investment  Funds,  and no named fiduciary or other  person  will have  any liability for any loss or diminution in value resulting

from    the    Participant's   exercise   of   such    investment

responsibility.  It is intended that Section 404(c) of ERISA will apply  to a Participant's exercise of investment responsibilities under this subsection.

            (b)   Manner  and  Time  of  Giving  Directions.    A

Participant's initial directions governing the investment of  his

Pre-Tax Contribution Account and Rollover Account must be made by notifying the Plan Administrator and must be in five percent (5%)

increments.  A  Participant may change the investment  of  future contributions  to  his  Accounts or direct  transfers  among  the

Investment Funds in five percent (5%) increments once a  calendar month  by  contacting the Plan Administrator in  accordance  with

uniform   rules.   If  a  Participant  does  not  give   complete

directions  to  the Plan Administrator, his Pre-Tax Contributions

or  Rollover  Contribution will be invested pro rata (rounded  to the  applicable  five percent (5%) increment) in  the  Investment

Funds as directed in the incomplete directions.  If no directions are given, all contributions will be invested in the Money Market

Fund.

      7.3   Valuation of Assets.  As of the last business day  of

each calendar month and at any other date ("Valuation Date") that the Plan Administrator may direct, the Trustee will determine the fair  market value of the assets in each separate Investment Fund of the Trust Fund, relying upon such evidence of valuation as the

Trustee deems appropriate.

      7.4   Crediting Investment Experience.  As of each Valuation

Date (before crediting any contributions or making any investment transfers  as of such date), Investment Fund management  expenses not  paid  directly by the Employer, investment income and  gains and losses in asset values in each separate Investment Fund since the  preceding  Valuation Date will be  credited  or  charged  to

Participants' Accounts invested in such fund.  The allocation  of

Investment  Fund management expenses and investment results  will be in proportion to the adjusted account balances in such fund as of  each  Valuation  Date.  The adjusted account  balance  of  an

Account  invested in a separate Investment Fund is the amount  in such  Account  as  of  the  close of business  on  the  preceding

Valuation  Date, increased by any Pre-Tax Contributions,  Company

Matching  Contributions  and  loan repayments  credited  to  such

Account  as  of the current Valuation Date under Article  VI  and

Article   VIII,  decreased  by  any  withdrawals,  transfers   or

distributions  from  such Account since the  preceding  Valuation

Date, and increased or decreased in accordance with uniform rules established  by  the  Plan Administrator  to  allocate  equitable expenses and investment results.

                          ARTICLE VIII

                     LOANS TO PARTICIPANTS



      8.1   Plan Administrator Shall Administer the Loan Program.

The  Plan  Administrator shall administer  the  loan  program  in accordance with the provisions of Article VIII, in a uniform  and nondiscriminatory manner.

      8.2   Availability  of  Loans.   Upon  application  by   a

Participant who is an active Employee, the Plan Administrator may direct  the Trustee to make a loan (in increments of $50) to  the

Participant from his Accounts.

                   A  Participant  may make two  loans  during  a

calendar   year.   However,  he  may  not  have  more  than   two

outstanding loans.  Also, a Participant will not be permitted  to make a loan if he previously defaulted on a Plan loan within  the preceding 36 months.

      8.3   Conditions of Loan.

            (a)   Maximum Amount.  The loan shall not  exceed  the

lesser  of  (A)  $50,000 reduced by the highest outstanding  loan balance  during the one-year period ending on the day before  the

Valuation Date the current loan is made or (B) 50% of the  market value of the Participant's non-forfeitable accrued benefit on the

Valuation Date the loan request from the Participant is processed by the Plan Administrator.

            (b)  Minimum Amount.  The minimum loan shall be $500.

            (c)  Repayment Period.  The term of the loan shall not

be  less  than 6 months and not more than 54 months in increments

of  6  months.   The payment of interest and principal  shall  be

amortized in level payments not less frequently than quarterly.

            (d)  Interest Rate.  The interest rate shall equal the

prime rate, as published in the Wall Street Journal, in effect on the next-to-last business day of the month immediately before the month  in  which  the  loan  request  is  received  by  the  Plan

Administrator and will be fixed for the term of the loan.

            (e)  Participant Fees.  Reasonable fees may be charged

to the borrower for making and administering the loan.  Effective

January 1, 1996 this fee shall be $40.

            (f)  Security for Repayment.  Each loan hereunder will

be  a  Participant-directed investment for  the  benefit  of  the

Participant requesting such loan; accordingly, any default in the repayment  of  principal or interest of any loan  hereunder  will reduce  the amount available for distribution to such Participant

(or his Beneficiary).  Any loan hereunder will be effectively and adequately  secured by fifty percent (50%) of  the  non-forfeited accrued benefit in the Participant's Accounts.

            (g)   Repayment.  Each Participant who requests a loan

from  his  Accounts  will  execute  an  agreement  to  repay  the principal  and  interest of the loan through payroll  withholding from his compensation.  The Plan Administrator may establish back-

up  repayment procedures for Participants on an "authorized leave

of  absence."   Any  loan hereunder may be  prepaid  in  full  by

certified  or cashier's check at any time after six months  since the first repayment by payroll without penalty.  If the automatic payroll  arrangement lapses by the Participant's  termination  of employment  for any reason or is canceled, and a new  arrangement is  not in place before the next payment is due the loan shall be in  default and the entire unpaid principal and interest  of  any loan then outstanding to such Participant will become immediately due and payable.

            (h)  Action Upon Default.  If a Participant defaults on

any  payment  of  interest or principal on a  loan  hereunder  or defaults  upon  any other obligation relating to such  loan,  the

Plan Administrator shall immediately request payment of principal and  interest  on  the  loan, and if not  paid  within  the  time specified in the request for payment, the amount of the loan will be  deemed  distributed to him.  If the default is by  reason  of termination of employment, and the Participant refuses to pay the entire  outstanding principal and interest on the  loan  in  full

within   90  days  of  the  default,  the  loan  will  be  deemed

distributed to him.  However, no foreclosure on the Participant's loan  or  attachment of the Participant's Account  balances  will occur until a distributable event occurs in the Plan.

            (i)   Distribution to Participant With Loan.   In  the

case  of  any Participant who terminates employment with  a  loan outstanding  hereunder, the amount available for distribution  to such Participant (or his Beneficiary) will consist of the portion of  his  Accounts invested in the Investment Funds of  the  Trust

Fund.   In  the  case of a Participant dying with an  outstanding

loan, such loan will be deemed distributed to his estate upon his death.

      8.4   Accounting for Loans.

            (a)   Source  of  Loan.  The Plan Administrator  shall

liquidate  the Participant's Accounts in the following  order  to make a loan to him:

                  Participant Accounts.

                  (1)  Pre-Tax Contribution Account

                  (2)  Rollover Account

                  (3)  Company Contribution Account

The  Plan  Administrator shall also liquidate  the  Participant's

Investment Funds pro rata.

            (b)  Loan  Investment Account.  The Plan Administrator

will  establish and maintain a loan investment account  for  each

borrowing  Participant.   The unpaid principal  and  accrued  but

unpaid  interest on the loan to a Participant will  be  reflected for  plan  accounting purposes in the Participant's loan account.

Repayments  of  principal  by  the Participant  will  reduce  the

Participant's  loan account balance and will be credited  to  the

Participant's other Accounts in the following order:

                  Participant Accounts.

                  (1)  Company Contribution Account

                  (2)  Rollover Account

                  (3)  Pre-Tax Contribution Account

Repayments will be invested in the Investment Funds according  to a Participant's current investment election.

                           ARTICLE IX

                     IN-SERVICE WITHDRAWALS



      9.1   Withdrawals From Rollover Account.  A Participant  may

withdraw  in  cash  any  portion of his accrued  benefit  in  his

Rollover Account once during a calendar year. Notwithstanding the foregoing, the minimum amount a Participant may withdraw is $300.

      9.2   Withdrawals  From  Pre-Tax Contribution  Account.   A

Participant  may  withdraw in cash from his Pre-Tax  Contribution

Account once every calendar year the amount necessary to meet one of the following immediate and heavy financial needs:

            1.   Medical  expenses  described  in  Code

                 Section   213(d)   previously  incurred   by   the

                 Participant, his spouse, or any of his  dependents

                 (as  defined in Code Section 152) or necessary for

                 these persons to obtain medical care described  in

                 Code Section 213(d);

            2.   The   purchase  (excluding  mortgage

                 payments)  of  a  principal  residence   for   the

                 Participant;

            3.   Payment of tuition, housing, and related

                 educational fees for the next 12 months  of  post-

                 secondary  education  for  the  Participant,   his

                 spouse, children, or dependents;

            4.   The need to prevent the eviction of the

                 Participant   from  his  principal  residence   or

                 foreclosure  on the mortgage of the  Participant's

                 principal residence; or

           5.    Other  unexpected or unusual  expenses

                 creating a financial need for which withdrawal  is

                 permitted by Code Regulation Section 1.401(k)-1.

           The  amount  of an immediate and heavy financial  need

includes  any  amounts necessary to pay any  federal,  state,  or local  income taxes or penalties reasonably anticipated to result from  a  withdrawal  from  a Participant's  Pre-Tax  Contribution

Account.   Notwithstanding the foregoing,  the  amount  withdrawn

cannot  include  the Participant's earnings on  all  his  Pre-Tax

Contributions.   In  addition,  before  a  Participant  makes   a

withdrawal from his Pre-Tax Contribution Account he must  make  a loan  under  the Plan for the maximum amount permitted  and  then withdraw  the  maximum  amount permitted by  the  Plan  from  his

Rollover  Account.  If a Participant makes a withdrawal from  his

Pre-Tax  Contribution Account he will be prohibited  from  making any Pre-Tax Contributions for the 12-month period commencing with the first day of his payroll cycle of the calendar month starting immediately  after the distribution of such withdrawal.  Finally,

notwithstanding Section 4.6, if a Participant makes a  withdrawal from his Pre-Tax Account, the Code Section 402(g) limitation that applies  to  his  Pre-Tax  Contributions  during  the  Plan  Year immediately after such withdrawal shall be reduced by  the  total amount  of his Tax-Deferred Contributions during the year of  the withdrawal.

      9.3   Order of Asset Liquidation for All Withdrawals.   The

Plan  Administrator shall liquidate the Investment Funds  of  the

Account from which the withdrawal is being made pro rata.

                           ARTICLE X

                         DISTRIBUTIONS



      10.1  Distributions.

            (a)  Amount.  A Participant whose employment terminates

as  a  result of Retirement will receive the total amount in  his

Accounts  in  a  single-sum payment as soon  as  administratively practicable  after the month such separation of  service  occurs.

If a Participant receives immediate distribution of his Accounts,

his  Account balances will be determined as of the Valuation Date immediately preceding such distribution.  If a Participant defers payment of part or all of his Accounts, his Account balances will be  determined as of the Valuation Date immediately preceding his subsequent distribution.

            (b)   Retirement Defined.  For purposes of this  Plan,

"Retirement"  means a Participant's termination of employment  on or  after  his  65th birthday.  A Participant will  become  fully vested  in his Company Contribution Account balance upon reaching his 65th birthday (normal retirement age).

            (c)  Form of Payment.  Upon a Participant's termination

of service with his Employer, a distribution of his Accounts will be paid in a single-sum payment of his entire Account balances at any  time until age 65.  All distributions made pursuant to  this subsection  shall be made in cash, except that a Participant  can elect to receive Amoco common stock in-kind.

      10.2  Termination of Employment Prior to Retirement or Death.

            (a)   If  a  Participant's service  with  an  Employer

terminates  prior to his attainment of age 65, he shall  be  100%

vested  in  an  amount equal to the market value of  his  Pre-Tax

Contribution  Account and Rollover Account.   In  addition,  such

Participant  shall  acquire  a vested  interest  in  his  Company

Contribution  Account balance in accordance  with  the  following vesting schedule:

           Years of
        Vesting Service
                                                 Vested
        At least            But Less Than      Percentage
                               2 years              0%
        2 years                3 years             25%
        3 years                4 years             50%
        4 years                5 years             75%
        5 years                                   100%

The benefit determined in accordance with the foregoing provision shall  never be adjusted or altered in any fashion on account  of any years of Vesting Service which the Participant might complete upon  reemployment with an Employer, except as otherwise provided in Section 10.3.

            (b)   (i)    Vesting  Service or  Period  of  Vesting

Service.   Vesting Service means the aggregate of all  years  and

fractions  of  years of an Employee's Periods of Vesting  Service with  an Employer and an Affiliated Company.  Fractions of  years shall  be  expressed  in terms of months.  A  period  of  Vesting

Service  shall mean a period beginning on the first  day  of  the calendar  month  during  which the Employee  enters  service  (or reenters service) and ending on the termination date (as  defined below)  with  respect to such period, subject  to  the  following special rules:

                      (A)   An Employee shall be deemed to enter

     service on the date he first completes an Hour of Service.

                      (B)  An Employee shall be deemed to reenter

     service  on  the date following a termination date  when  he again completes an Hour of Service.

                      (C)   The  termination date of an Employee

     shall be the last day of the calendar month during which the earlier of the following occurs:  (i) the date he quits,  is discharged,  retires  or dies, or (ii)  except  as  provided below,  the first anniversary of the date he is absent  from service for any other reason (including, but not limited to,

     vacation,  holiday, leave of absence, and  layoff).   If  an

     Employee,  absent from service under circumstances described in  (ii),  quits, is discharged, retires or dies before  the first  anniversary  of  commencement of  said  absence,  his termination  date shall be the date he quits, is discharged,

     retires  or  dies.  An absence described in  (ii)  shall  be deemed  to commence with respect to an Employee on the  date he  is  terminated as an Employee on the payroll records  of the  Employer and members of Amoco Corporation's  controlled group of corporations.  An Employee shall be deemed to  have continued  in  service  (and thus not  to  have  incurred  a termination date) for the following periods:

                                   i)   any  period for which  he

             shall  be  required to be given credit  for  service

             under any laws of the United States; and

                                  ii)  any period for which he is

             on an approved "leave of absence".

                      (D)   All periods of service of an Employee

     shall be aggregated in determining his Vesting Service.

                      (E)   If an Employee shall be absent  from

     work  because  he  quits, is discharged or retires,  and  he reenters service before the first anniversary of the date of such  absence, such date shall not constitute a  termination date  and  the period of such absence shall be  included  as service.

                 (ii)   Month  of Vesting Service.   A  Month  of

Vesting  Service means a calendar month during any part of  which an  Employee was credited with an Hour of Service as  defined  in

Section 2.12.

                (iii) Year of Vesting Service.  A Year of Vesting

Service  means  12  Months  of vesting service,  whether  or  not consecutive.

                 (iv)   One-Year  Break In Service.   A  One-Year

Break  In  Service means a Period of twelve consecutive  calendar months  during which the Employee is not credited with one  month of Vesting Service.

            (c)   Form  of Payment.  A Participant whose  service

terminates with his Employer will be paid a distribution  of  his vested  Account  balances  in a single-sum  payment  as  soon  as administratively practicable after the month such  separation  of service  occurs,  unless  he  elects  to  defer  receipt  of  his distribution  until a date not later than his attainment  of  age

65.

   A single-sum payment made pursuant to this subsection shall be made  in  cash,  unless the Participant elects to  receive  Amoco common stock in kind.

            (d)  If a Participant receives immediate distribution

of  his Accounts, his Account balances will be determined  as  of the Valuation Date immediately preceding such distribution.  If a

Participant defers payment of his Accounts, his Account  balances will be determined as of the Valuation Date immediately preceding his subsequent distribution.

            (e)   The  determination of the amount to which  such

terminated  Participant  is  entitled  in  accordance  with   the

foregoing rules shall be made by the Plan Administrator.

            (f)     Any   amount   of  a  Participant's   Company

Contribution Account to which he is not entitled at the  time  of his  termination of employment shall be forfeited by him when his service  terminates  with his Employer.  As soon  as  practicable after  such forfeiture occurs it shall be used to reduce  Company

Matching  Contributions  or pay Plan administration  expenses  in accordance with Section 16.11.

      10.3  Reemployment.  If a terminated Participant is reemployed by  an  Employer,  he  shall  again  become  a  Participant  upon

reemployment  pursuant  to  Section  3.4.   All  future   Company

Matching   Contributions  shall  be  credited  to   his   Company

Contribution Account, and his prior Period(s) of Vesting  Service shall  be  restored  for  the purpose of calculating  the  vested portion  of  such  Account.  Also, the  portion  of  his  Company

Contribution  Account that has been forfeited shall  be  restored without interest to his Company Contribution Account.

      10.4  $3,500  Cash-Out.  If the value of  the  nonforfeitable portion  of the Participant's Accounts does not exceed $3,500  as of  the  Valuation Date immediately following his termination  of service  for any reason, the Plan Administrator shall  distribute in  cash  and in a single-sum payment the entire balance  in  his

Accounts as soon as administratively practicable.

      10.5  Required  Distribution  Date.   Distribution  to   any

Participant  must  be made no later than April  1  following  the calendar  year in which he reaches age 70-1/2 in annual  payments based  on  such Participant's life expectancy as of the  date  he attained  age  70-1/2 in accordance with the minimum distribution rules  of  Section  401(a)(9) of the  Code  and  the  regulations promulgated thereunder.

      10.6  Distribution Upon Death of a Participant.

            (a)   In General.  If Participant dies while employed

by the Employer with a balance in any Account under the Plan, his

Beneficiary  will  receive 100% of the amount  in  his  Accounts.

Such   amount  will  be  determined  as  of  the  Valuation  Date immediately preceding the date when the Plan Administrator  makes such  distribution.  After the Plan Administrator identifies  the

Beneficiary, he shall distribute to such Beneficiary in cash, the remaining amount in the deceased Participant's Accounts  as  soon as administratively practicable.

            (b)   Designation of Beneficiary.  A Participant  may

designate one or more Beneficiaries and may revoke or change such designation  at any time.  If the Participant names two  or  more

Beneficiaries,  distribution to them will be in such  proportions as  the Participant designates or, if the Participant does not so designate,  in  equal  shares pro rata  from  such  Participant's

Accounts.    If   the   Participant  designates   one   or   more

Beneficiaries   and   one  the  Beneficiaries   predeceases   the

Participant,  then  the  deceased  Beneficiary's  share  will  be

distributed   pro  rata  in  accordance  with  the  Participant's

beneficiary  election  as  to  the other  Beneficiary(ies).   Any

designation of Beneficiary will be in writing on such form as the

Plan  Administrator  may  prescribe and will  be  effective  upon filing with the Plan Administrator.

          Notwithstanding  the  preceding  paragraph,  the   sole

Beneficiary  of  a married Participant will be the  Participant's spouse  unless the spouse consents in writing to the  designation of  another  person  as beneficiary.  The spouse's  consent  must acknowledge  the  effect of such consent and be  witnessed  by  a notary public.

            (c)   No  Designation.  Any portion of a distribution

payable upon the death of a Participant which is not disposed  of by a designation of Beneficiary for any reason whatsoever will be paid  to  the  Participant's  spouse  if  living  at  his  death,

otherwise to the Participant's estate.

            (d)   Payment  Under  Prior Designation.   Amoco  may

direct the Plan Administrator to make payment in accordance  with a  prior  designation of Beneficiary (and will be fully protected in  so  doing)  if  such direction (i) is given  before  a  later designation  is received, or (ii) is due to Amoco's inability  to

verify   the  authenticity  of  a  later  designation.   Such   a

distribution  will  discharge all liability  therefor  under  the

Plan.

      10.7  Rehire Before Distribution.  If a former Participant  is

rehired   by  an  Employer  or  an  Affiliated  Company,   before

distribution  of  his Accounts has been made,  such  distribution will be deferred until his subsequent termination of employment.

      10.8  Waiver of 30-Day Notice.  If a distribution is  one  to which  Code  Section  401(a)(11)  and  417  do  not  apply,  such distribution  may  commence less than 30 days  after  the  notice required under Regulation 1.411(a)-11(c) is given, provided that:

(1)  the Plan Administrator clearly informs the Participant  that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether  or  not to  elect  a  distribution  (and,  if  applicable,  a  particular distribution  option), and (2) the Participant,  after  receiving the notice, affirmatively elects a distribution.

                           ARTICLE XI

                        DIRECT ROLLOVERS



      11.1  Direct Rollover.  Notwithstanding any provision of  the

Plan  to  the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and  in the manner prescribed by the Plan Administrator, to  have any portion of an eligible rollover distribution paid directly to an  eligible  retirement plan specified by the distributee  in  a direct rollover.

      11.2  Definitions.

            (a)    "Eligible  Rollover  Distribution"   is   any

distribution provided for in this Plan of all or any  portion  of the  balance  to  the credit of the distributee, except  that  an

eligible   rollover   distribution   does   not   include:    any

distribution  that  is  one of a series  of  substantially  equal periodic  payments (not less frequently than annually)  made  for the  life  (or life expectancy) of the distributee or  the  joint

lives   (or   joint  life  expectancies)  of  the   distributee's

designated beneficiary, or for a specified period of ten years or more;  any  distribution  to  the  extent  such  distribution  is required under section 401(a)(9) of the Code; and the portion  of

any   distribution  that  is  not  includable  in  gross   income

(determined  without regard to the exclusion for  net  unrealized appreciation with respect to employer securities).

            (b)   "Eligible  Retirement Plan"  is  an  individual

retirement  account described in section 408(a) of the  Code,  an individual retirement annuity described in section 408(b) of  the

Code, an annuity plan described in section 403(a) of the Code, or a  qualified trust described in section 401(a) of the  Code  that

accepts   the   distributee's  eligible  rollover   distribution.

However, in the case of an eligible rollover distribution to  the surviving  spouse, an eligible retirement plan is  an  individual retirement account or individual retirement annuity.

            (c)    "Distributee"  includes  a  Participant,   the

Participant's surviving spouse and the Participant's  spouse  who is  the  alternate  payee  under a qualified  domestic  relations order, as defined in section 414(p) of the Code.

            (d)  "Direct Rollover" is a payment by the Plan to the

eligible retirement plan specified by the distributee.

                           ARTICLE  XII

             AMENDMENT, MERGER AND TERMINATION OF PLAN



      12.1  Amendment of Plan.  At any time and from time to  time,

Amoco  may  amend or modify any or all of the provisions  of  the

Plan  without  the  consent  of  any  person,  provided  that  no amendment  will  reduce any Participant's nonforfeitable  Account balance  as  of  the  date  such amendment  is  adopted  (or  its effective  date  if  later)  or eliminate  an  optional  form  of benefit,  and provided further that no amendment will permit  any part  of the Trust Fund to revert to the Employer or be used  for or  diverted to purposes other than for the exclusive benefit  of

Participants  or  their  Beneficiaries,  except  as  provided  in

Section 5.6.

      12.2  Merger  of Plans.  A merger or consolidation  with,  or transfer  of  assets or liabilities to, any other  plan  will  be permitted  only if the benefit each Participant would receive  if

such   plan   were  terminated  immediately  after  the   merger,

consolidation or transfer is not less than the benefit  he  would have received if this Plan had terminated immediately before  the merger, consolidation or transfer.

      12.3  Termination.  Amoco has established  the  Plan  and  is maintaining the Plan with the bona fide expectation and intention that  it will continue the Plan indefinitely, but Amoco will  not be  under any obligation or liability whatsoever to maintain  the

Plan  for  any  particular length of time.   Notwithstanding  any

other  provision  hereof, Amoco may terminate this  Plan  at  any time.  There will be no liability to any Participant, Beneficiary or  other  person  as  a  result of any  such  discontinuance  or termination.

    The  Employer's failure to make contributions in any year  or years  will  not operate to terminate the Plan in the absence  of formal action by Amoco to terminate the Plan.

      12.4  Effect of Termination.  Upon complete discontinuance  of contributions or termination or partial termination of the  Plan,

the  Pre-Tax and Rollover Accounts of affected Participants  will remain nonforfeitable and their Company Contribution Account will

become  nonforfeitable.   After  termination  of  the  Plan,   no

Employee  will  become  a  Participant  and  no  further  Pre-Tax

Contributions  or  Company Matching Contributions  will  be  made hereunder on behalf of Participants.

   The Trustee will continue to hold the assets of the Trust Fund for distribution as directed by the Plan Administrator.  The Plan

Administrator  directs the Trustee to disburse the Plan's  assets as immediate benefit payments, to retain and disburse them in the

future,  or  to  follow  any  other  procedure  which  it   deems

advisable.

                          ARTICLE XIII

                        NAMED FIDUCIARIES



      13.1  Identity of Named Fiduciaries.

            (a)        Named   Fiduciaries.    Amoco,   the   Plan

Administrator,  the Trustee and any investment manager  appointed by  Amoco  will be the named fiduciaries under the Plan and  will control and manage the Plan and its assets to the extent  and  in the manner indicated in the Plan and in the Trust Agreement.  Any responsibility assigned to a named fiduciary will not  be  deemed to  be  a  duty  of  a "fiduciary" (as defined in  ERISA)  solely because of such assignment.

            (b)   Plan Administrator.  Amoco Corporation  is  the

"Plan Administrator" as defined in ERISA.

      13.2  Responsibilities and Authority of  Plan  Administrator.

The   Plan  Administrator  will  have  the  responsibilities  and authority with respect to control and management of the Plan  and its assets as set forth in detail in various articles of the Plan including Article XIII.

      13.3  Responsibilities and Authority of Trustee.  The Trustee

will  manage  and control the assets of the Plan, except  to  the extent  that  such  responsibilities  are  specifically  assigned

hereunder  or  under  the  Trust  Agreement  to  Amoco,  or   the

Participants, or are delegated to one or more investment managers by  Amoco.  The responsibilities and authority of the Trustee are set forth in detail primarily in the Trust Agreement.

      13.4  Responsibilities  of  Amoco.   Amoco  will  have   the

responsibilities and authority to appoint, remove and replace the

Trustee  and  to  amend and terminate the Plan  and  Trust.   The

responsibilities and authority of Amoco are set forth in  further detail  in  the  various articles of the Plan and  in  the  Trust

Agreement.

      13.5  Responsibilities  Not  Shared.   Except  as  otherwise

provided  herein  or required by law, each named  fiduciary  will have  only those responsibilities that are specifically  assigned to it hereunder, in the Administrative and Recordkeeping Services

Agreement,  and  in the Trust Agreement, and no  named  fiduciary

will   incur   liability  because  of  improper  performance   or

nonperformance  of  responsibilities assigned  to  another  named fiduciary.

      13.6  Dual Fiduciary Capacity Permitted.  Any person or group of persons may serve in more than one fiduciary capacity.

      13.7  Actions by Amoco.  Wherever the Plan specifies that Amoco is  required or permitted to take any action, such action will be taken  by  its  board  of  directors, or  by  a  duly  authorized committee  thereof,  or  by  one  or  more  directors,  officers,

employees or other persons duly authorized to do so by the  board of directors.

      13.8  Advice.   A named fiduciary may employ or  retain  such

attorneys,   accountants,   investment   advisors,   consultants,

specialists  and other persons or firms as it deems necessary  or desirable  to  advise  or  assist it in the  performance  of  its duties.  Unless otherwise provided by law, the fiduciary will  be fully  protected with respect to any action taken or  omitted  by him  or  it  in  reliance upon any such person or  firm  rendered within his or its area of expertise.

                          ARTICLE XIV

                      PLAN ADMINISTRATOR



      14.1  Appointment.  Amoco is the Plan Sponsor and retains  the

authority  to  appoint  a  Plan  Administrator.   Any  notice  or

document  required  to  be  given  to  or  filed  with  the  Plan

Administrator  will be properly given or filed  if  delivered  or

mailed,  by  registered  mail,  postage  prepaid,  to  the   Plan

Administrator, in care of Amoco Corporation at 200 East  Randolph

Drive, Chicago, Illinois 60601.

      14.2  Notice  to Trustee.  Amoco will notify the  Trustee  in writing  of  the  appointment, and the Trustee  may  assume  such appointment  continues  in effect until  written  notice  to  the contrary is given by Amoco.

      14.3  Administration of Plan.  The Plan Administrator and Amoco

will  have all powers and authority necessary and appropriate  to

carry  out  its  responsibilities as provided in the  Plan.   All

determinations  and  actions of the Plan  Administrator  will  be conclusive  and  binding upon all persons,  except  as  otherwise provided herein or by law, and except that the Plan Administrator may revoke or modify a determination or action previously made in

error.   The  Plan  Administrator will exercise  all  powers  and

authority given to it in a nondiscriminatory manner.

      14.4  Reporting and Disclosure.  The Plan Administrator  will prepare,  file,  submit, distribute or make  available  any  plan descriptions, reports, statements, forms or other information  to

any   government   agency,  Employees,   former   Employees,   or

Beneficiary as may be required by law or by the Plan.

      14.5  Records.  The Plan Administrator will record its acts and decisions,  and  keep  all data, records, books  of  account  and instruments pertaining to plan administration. The Employer  will supply  all  information required by the  Plan  Administrator  to administer the Plan, and the Plan Administrator may rely upon the accuracy of such information.

      14.6  Claims Review Procedure.  Any request for benefits  (the

"claim")  by  a  Participant or his Beneficiary (the  "claimant")

will  be filed in writing with the Plan Administrator.  Within  a

reasonable   period   after  receipt  of  a   claim,   the   Plan

Administrator  will provide written notice to any claimant  whose

claim  has  been  wholly or partly denied,  including:   (a)  the

reasons  for  the denial, (b) the Plan provisions  on  which  the denial  is  based,  (c)  any additional material  or  information necessary  to  perfect  the  claim and  the  reasons  why  it  is

necessary,  and  (d)  the Plan's claims  review  procedure.   The

claimant will be given a full and fair review in writing within a reasonable period after notification of the denial.  The claimant may review pertinent documents and may submit issues and comments orally, in writing, or both.  The Plan Administrator will  render its  decision or review properly and in writing and will  include specific  reasons  for  the decision and reference  to  the  Plan provisions  on which the decision is based.  The Participant  may appeal the Plan Administrator's decision by making such appeal in writing filed with Amoco Corporation (Director, Qualified Plans -

Human  Resources) within 60 days after his receipt  of  the  Plan

Administrator's decision.

      14.7  Administrative Discretion; Final Authority.

            (a)   The Plan Administrator shall have the exclusive

discretionary authority to interpret the provisions of, and  make factual determinations under, the Plan and to decide any and  all matters arising hereunder, including without limitation the right to  remedy possible ambiguities, inconsistencies, or omissions by general  rule  or  particular decision; provided  that  all  such interpretations and decisions shall be applied in a  uniform  and nondiscriminatory  manner to all Participants  and  beneficiaries

who   are  similarly  situated.   The  Plan  Administrator  shall

determine conclusively for all parties all questions arising  out of the interpretation or administration of the Plan.

            (b)   The  Plan Administrator may delegate  authority

with  respect to certain matters, and the Plan Administrator  may allocate its responsibilities among Amoco employees.

            (c)   To  the  extent  that  the  Plan  Administrator

properly  delegates or allocates administrative powers or  duties to  any  other  individual or entity, such individual  or  entity shall  have  exclusive discretionary authority, as  described  in subsection 14.7(a), to exercise such powers or duties.

                           ARTICLE XV

                    PARTICIPATING EMPLOYERS



      15.1  Adoption by Other Employers.

        Notwithstanding anything herein to the contrary, with the

consent of Amoco, any other entity may adopt this Plan and all of the  provisions hereof, and participate herein and be known as  a participating  Employer,  by  a properly  executed  Participation

Agreement  evidencing said intent and will of such  participating

Employer.   A  Participation  Agreement  may  contain  terms  and

conditions   approved  by  Amoco  that   apply   only   to   such

participating Employer and shall constitute an amendment  of  the

Plan.

      15.2  Designation of Agent.  Each participating Employer shall be  deemed  a  part  of this Plan; provided, however,  that  with respect  to  all  of  its relations with  the  Trustee  and  Plan

Administrator  for  the purpose of this Plan, each  participating

Employer shall be deemed to have designated irrevocably Amoco  as its agent.

      15.3  Employee Transfers.  It is anticipated that an Employee may  be  transferred  between participating  Employers  and  non-

participating  Affiliated  Companies.   No  such  transfer  shall

effect  a  termination of employment hereunder  for  purposes  of

Section 10.

      15.4  Discontinuance  of  Participation.   Any  participating

Employer  shall  be  permitted  to  discontinue  or  revoke   its

participation in the Plan with a properly executed document filed with Amoco and with the consent of Amoco.

      15.5  Participating Employer Contribution for Affiliate.   If

any  participating Employer is prevented in whole or in part from making  a contribution to the Trust Fund which it would otherwise have  made under the Plan for any reason, then, pursuant to  Code

Section  404(a)(3)(B),  so much of the  contribution  which  such participating Employer was so prevented from making may be  made,

for   the   benefit  of  the  participating  Employees  of   such

participating Employer, by the other participating Employers  who are  members of the same affiliated group within the  meaning  of

Code Section 1504.

                          ARTICLE XVI

                         MISCELLANEOUS



      16.1  Qualified Domestic Relations Orders.

            (a)  A Qualified Domestic Relations Order (QDRO) is a

judgment, decree, or order which meets the requirements  of  Code

Section 414(p).  An alternate payee is an individual named in the

QDRO who is to receive some or all of the Participant's benefits.

            (b)  A payment to an alternate payee shall be in cash

and in a single sum.

      16.2  Nonalienation of Benefits.  No benefit, right or interest

hereunder   of  any  person  will  be  subject  to  anticipation,

alienation,  sale, transfer, assignment, pledge,  encumbrance  or charge,  or  to seizure, attachment or other legal, equitable  or other  process,  or  be  liable for, or subject  to,  the  debts,

liabilities or other obligations of such person, except that  the

Plan  Administrator  may  prescribe  rules  for  the  payment  of benefits  in accordance with Qualified Domestic Relations  Orders as defined in Section 16.1.

      16.3  Payment  of  Minors  and  Incompetents.   If  the  Plan

Administrator  deems  any person incapable of  giving  a  binding receipt  for  benefit payments because of his minority,  illness,

infirmity or other incapacity, it may direct payment directly for the benefit of such person, or to any person selected by Amoco to disburse it.  Such payment, to the extent thereof, will discharge all liability for such payment under the Plan.

      16.4  Current  Address  of Payee.   Any  person  entitled  to

benefits is responsible for keeping Amoco informed of his current address  at  all times.  The Plan Administrator, the Trustee  and

Amoco have no obligation to locate such person, and will be fully protected  if all payments and communications are mailed  to  his last  known address, or are withheld pending receipt of proof  of his  current address and proof that he is alive.  If payments are withheld  and  after  reasonable efforts, the Plan  Administrator cannot  locate  a  former Participant (or Beneficiary)  within  a reasonable time, but in any event not later than four (4)  years,

the  amount of the Participant's Accounts shall be forfeited  and shall  be reapplied in such a way as to reduce succeeding Company

Matching Contributions under the Plan; provided, however, that if such  former  Participant (or Beneficiary) subsequently  files  a valid  claim  for benefits with the Plan Administrator  or  Amoco with respect to his Account balances under the Plan, his Accounts shall  be restored to the value previously forfeited (and without interest) from such Accounts.

      16.5  Disputes over Entitlement to Benefits.  If two or  more

persons   claim  entitlement  to  payment  of  the  same  benefit

hereunder,  the Plan Administrator may withhold payment  of  such benefit  until  the dispute has been determined  by  a  court  of competent  jurisdiction  or  has  been  settled  by  the  persons concerned.

      16.6  Payment  of  Benefits.  Unless he elects  otherwise,  a

Participant's benefit payments under the Plan will begin no later than 60 days after the close of the Plan Year in which the latest of  the  following  dates  occurs:  (a) the  date  he  terminates service  with  his Employer; (b) his 65th birthday;  or  (c)  the tenth anniversary of the year in which he began participating  in the Plan.

      16.7  Plan  Supplements.  The provisions of the Plan  may  be modified by supplements to the Plan.  The terms and provisions of each  supplement  are  a  part  of the  Plan  and  supersede  the provisions  of  the  Plan  to the extent necessary  to  eliminate inconsistencies between the Plan and the supplement.

      16.8  Rules of Construction.

            (a)   A  word  or phase defined or explained  in  any

section  or  article  has the same meaning  throughout  the  Plan unless the context indicates otherwise.

            (b)   Where  the context so requires,  the  masculine

includes the feminine, the singular includes the plural, and  the plural includes the singular.

            (c)  Unless the context indicates otherwise, the words

"herein,"  "hereof,"  "hereunder," and words  of  similar  import refer to the Plan as a whole and not only to the section in which they appear.

      16.9  Text Controls.  Headings and titles are for convenience only and the text will control in all matters.

      16.10 Applicable State Law.  To the extent that state

law  applies,  the  provisions of the  Plan  will  be  construed,

enforced  and administered according to the laws of the State  of

Georgia.

      16.11 Plan  Administration Expenses.  All  reasonable  Plan administration  expenses shall be paid out  of  the  Trust  Fund;

provided  that  the  obligation of the Trust  Fund  to  pay  such expenses  shall  cease to exist to the extent such  expenses  are paid  by  an  Employer  or  are paid  to  the  Trust  Fund  as  a reimbursement by an Employer.  This provision shall be deemed  to apply  to any contract or arrangement to provide for expenses  of

plan  administration  without  regard  to  whether  or  not   the

signatory  or  party  to such contract or arrangement  is,  as  a

matter   of   administrative  convenience,  an   Employer.    Any

reasonable plan administration expense paid to the Trust Fund  by an  Employer  as  a  reimbursement shall  not  be  considered  an

Employer  contribution and shall not be credited to Participants'

Accounts.   The Plan Administrator shall only direct the  Trustee

to  pay Plan administration expenses from the Trust Fund upon the written direction of Amoco.

      16.12 Voting and Tendering of Amoco Stock.

            (a)  For the purposes of voting or responding to bona

fide  offers with respect to the Amoco Corporation Stock held  by

the   Plan,  each  Participant  and  Beneficiary  of  a  deceased

Participant whose Accounts are invested in whole or  in  part  in the  Amoco  Stock  Fund shall be a "named fiduciary"  within  the meaning of Section 403(a)(1) of ERISA.  The Trustee shall  follow the  proper instructions, which instructions shall be held by the

Trustee   in   strict   confidence,  of  the   Participants   and

Beneficiaries with respect to such Amoco Corporation stock in the manner described in this Section 16.

            (b)   Before each annual or special meeting of  Amoco

Corporation,   there  shall  be  sent  to  each  Participant   or

Beneficiary to whom Amoco Corporation stock is allocated  a  copy of the proxy solicitation material for the meeting, together with a  form requesting instructions to the Trustee on how to vote the

Amoco  Corporation stock allocated to his Accounts.  Upon receipt

of   such   instructions,  the  Trustee  shall  vote  the   Amoco

Corporation stock as instructed.

            (c)   The Trustee shall vote Amoco Corporation  stock

for  which  no  voting instructions are timely  received  to  the extent required by law in its uncontrolled discretion.

            (d)   In the event that a bona fide offer (such as  a

tender  offer  or exchange offer) shall be made  to  acquire  any

Amoco  Corporation  Employer stock  held  by  the  Trustee,  each

Participant  or  Beneficiary of a deceased Participant  shall  be entitled to direct the Trustee as to the disposition of the Amoco

Corporation stock (including fractional shares) allocated to  his

Accounts,  and  to  direct the Trustee to  take  other  solicited action  on  his behalf (including the voting of such Stock)  with respect to the Amoco Corporation stock allocated to this account.

Amoco,  with the cooperation of the Trustee, shall use  its  best efforts  to provide each Participant or Beneficiary to whom  this paragraph  may  apply  with  a copy  of  any  offer  solicitation material  generally available to members of the public  who  hold the  Amoco Corporation stock affected by the offer, or with  such

other  written  information as the offeror  may  provide.    Such

material shall be provided with a form requesting instructions to the  Trustee as to the disposition under the offer of  the  Amoco

Corporation  stock allocated to each Account.   Upon  receipt  of

such  instructions  from  the  Participant  or  Beneficiary,  the

Trustee  shall  respond  to the offer  in  accordance  with  such

instructions   with  respect  to  the  Amoco  Corporation   stock

allocated to the Account.

            (e)   The Trustee shall respond to an offer described

in  subsection  (d) with respect to Amoco Corporation  stock  for which  no instructions are timely received to the extent required by law in its uncontrolled discretion.

      16.13 Action  by Company.  Any action  required  or

permitted  to  be  taken  by Amoco (or a participating  Employer)

under  the Plan shall be by resolution of its Board of Directors,

by  resolution  of a duly authorized committee of  its  Board  of

Directors, or by a person or persons authorized by resolution  of its Board of Directors or such committee.

                          SUPPLEMENT A

               Special Rules for Top-Heavy Plans


      A-1. Purpose and Effect. The purpose of this Supplement A is to comply with the requirements of Section 416 of the Internal
Revenue  Code.   The  provisions of this Supplement  A  shall  be
effective for each Plan Year in which the Plan is a "top-heavy plan" within the meaning of Section 416(g) of the Internal Revenue Code.


      A-2. Top-Heavy Plan. In general, the Plan will be a top-heavy plan for any Plan Year if, as of the last day of the preceding Plan Year (the "determination date"), the aggregate account balances of Participants who are key employees (as defined in Section 416(i)(1) of the Internal Revenue Code) exceed 60 percent of the aggregate account balances of all Participants. In making the foregoing determination, the following special rules shall apply:

            (a)    A  Participant's  account  balances
                   shall    be   increased   by   the   aggregate
                   distributions,  if any, made with  respect  to
                   the   Participant  during  the  5-year  period
                   ending on the determination date.

            (b)    The account balances of a Participant
                   who was previously a key employee, but who  is
                   no   longer   a   key   employee,   shall   be
                   disregarded.

            (c)    The accounts of a beneficiary of  a
                   Participant shall be considered accounts of the Participant.

            (d)    The account balances of a Participant
                   who did not perform any services for the company during the 5-year period ending on the determination date shall be disregarded.


      A-3.  Key  Employee.   In general, a  "key  employee"  is  an
employee who, at the time during the 5-year period ending on the determination date, is:

            (a)   an officer of Amoco receiving annual
                  compensation greater than 50% of the limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code; provided, that for purposes of this subparagraph (a), no more than 50 employees of Amoco (or if lesser, the greater of employees or 10 percent of the employees) shall be treated as officers;

            (b)    one  of the ten employees receiving
                   annual compensation from Amoco of more than the limitation in effect under Section 415(c)(1)(A) of the Internal Revenue Code and owning both more than 1/2 percent interest and the largest interest in Amoco;

            (c)    a 5 percent owner of Amoco; or

            (d)    a 1 percent owner of Amoco receiving
                   annual compensation from Amoco of more than $150,000.

      A-4. Minimum Vesting. For any Plan Year in which the Plan is a top-heavy plan, a Participant's vested percentage in his
company   contribution  account  shall  not  be  less  than   the
percentage determined under the following table:

  Years of Service       Vested Percentage
     Less than 2                 0
          2                     20
          3                     40
          4                     60
          5                     80
      6 or more                 100

If the foregoing provisions of this paragraph A-4 become effective, and the Plan subsequently ceases to be a top-heavy plan, each Participant who has then completed three or more years of service may elect to continue to have the vested percentage of his company contribution account determined under the provisions of this paragraph A-4.


      A-5. Minimum Company Contribution. For any Plan Year in which the Plan is a top-heavy plan, the company contributions, if any, credited to each Participant who is not a key employee shall not be less than three percent of such Participant's compensation for that year. In no event, however, shall the company contributions credited in any year to a Participant who is not a key employee (expressed as a percentage of such Participant's compensation) exceed the maximum company contribution and remainders credited in that year to a key employee (expressed as a percentage of such key employee's compensation up to $150,000).


      A-6. Maximum Earnings. For any Plan Year in which the Plan is a top-heavy plan, a Participant's earnings in excess of $150,000
(or such greater amount as may be determined by the Commissioner of Internal Revenue for that Plan Year) shall be disregarded for purposes of subsection 5.5 of the Plan.


      A-7.  Aggregation  of  Plans.   In  accordance  with  Section
416(g)(2) of the Internal Revenue code, other plans maintained by Amoco may be required or permitted to be aggregated with this Plan for purposes of determining whether the Plan is a top-heavy plan.


      A-8. No Duplication of Benefits. If Amoco maintains more than one plan, the minimum company contribution otherwise required under the paragraph A-5 above may be reduced in accordance with
regulations  of  the  Secretary  of  the  Treasury   to   prevent
inappropriate duplication of minimum contributions or benefits.

      A-9. Adjustment of Combined Benefit Limitations. For any Plan Year in which the Plan is a top-heavy plan, the determination of the defined contribution plan fraction and defined benefit plan fraction under subsection 5.4 of the Plan shall be adjusted in accordance with the provisions of Section 416(h) of the Internal Revenue Code.


      A-10. Use of Terms. All terms and provisions of the Plan shall apply to this Supplement A, except that where the terms and provisions of the Plan and this Supplement A conflict, the terms and provisions of this Supplement A shall govern.